UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 30, 2018 (July 28, 2018)

National Art Exchange, Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-199967	30-0829385
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Vesey Street, 24Fl, Unit 24183

New York NY 10281

(Address of Principal Executive Offices)

+646-952-8680

(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure

On July 28, 2018, National Art Exchange, Inc. (the “Company”) issued a press release on its website disclosing that it entered into a strategic management agreement (the “Agreement”) with Antique World Inc. (“AW”) on July 16, 2018, pursuant to which the Company authorizes AW as its exclusive agent to sell the Company’s inventory of antiques and art on AW’s blockchain-based trading platform (the “Platform”) when such Platform is successfully launched. In accordance with the terms of the Agreement, the Company shall obtain and maintain proper insurance on its inventory of antiques and art (the “Managed Inventory”) and retain its title over such Managed Inventory. As stated in the Agreement, AW shall digitize and tokenize the Managed Inventory in order to sell it on the Platform once in operation. The Company and AW are affiliated entities under common control of certain primary shareholder. The management of the Company believes the Managed Inventory is worth of at least $627 million based on the prior insurance value of such Managed Inventory provided by China Pacific Insurance Company. However, it may not be inferred that such insurance value of the Managed Inventory shall be recorded fully or at all on the Company’s balance sheet. The Agreement has a term of one year and is subject to automatic renewal of additional one-year periods unless either party gives a 90-day termination notice with or without cause. A copy of the press release referred to the above is attached hereto as Exhibit 99.1.

The information contained in this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The furnishing of the information in this Current Report on Form 8-K is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information contained in this Current Report on Form 8-K constitutes material investor information that is not otherwise publicly available.

This Current Report on Form 8-K and exhibits may contain these types of statements, which are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, and which involve risks, uncertainties and reflect the Registrant’s judgment as of the date of this Current Report on Form 8-K. Forward-looking statements may relate to, among other things, operating results and are indicated by words or phrases such as “expects,” “should,” “will,” and similar words or phrases. These statements are subject to inherent uncertainties and risks that could cause actual results to differ materially from those anticipated at the date of this Current Report on Form 8-K. The Company disclaims any obligation to, and will not, update any forward-looking statements to reflect events or circumstances after the date hereof. Investors are cautioned not to rely unduly on forward-looking statements when evaluating the information presented within.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	The press release dated July 28, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

National Art Exchange, Inc.

Date: July 30, 2018	By:	/s/ Qingxi Meng
	Name: Title:	Qingxi Meng Chief Executive Officer

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